UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           April 12, 1999


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 12 pages.

ITEM 5. OTHER EVENTS

       The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the first quarter of 1999, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued April 12, 1999

     BB&T Corporation (NYSE:BBT) reported today that first quarter 1999 earnings totaled $148.8 million, or $.48 per diluted share, before after-tax charges of $10.4 million associated with completing the acquisition of MainStreet Financial Corporation (MainStreet) of Martinsville, Va. Excluding merger-related expenses, BB&T's net income increased 17.7% compared to recurring net income in the first quarter of 1998. Earnings per diluted share for the first quarter of 1999 increased 17.1% from the $.41 per share earned on a recurring basis in the first quarter of 1998.

     BB&T's recurring results for the first quarter of 1999 produced a return on average assets of 1.65% and a return on average equity of 20.54%, compared to prior year ratios of 1.54% and 19.35%, respectively. BB&T's efficiency ratio for the first quarter of 1999 improved to 50.7%, compared to 51.6% in the first quarter of 1998.

     Including the effects of merger-related expenses, net income totaled $138.4 million, a 14.9% increase compared to the $120.4 million earned in the first quarter of 1998. On a diluted per share basis, net income was $.44 for the first three months of 1999 compared to $.39 in the first quarter of 1998.

     BB&T's "cash basis" earnings, which exclude the effect of intangible assets and related amortization expense, increased significantly in the first quarter of 1999 compared to 1998. For the three months ended March 31, 1999, cash basis net income, excluding nonrecurring items, totaled $157.6 million, an increase of 19.8% compared to $131.6 million earned in the first quarter of 1998. On a diluted per share basis, recurring cash basis earnings totaled $.50 for the first quarter, an increase of 19.0% compared to 1998. Exclusive of nonrecurring charges, cash basis operating results for the first quarter of 1999 produced an annualized return on average tangible assets of 1.77%, an annualized return on average tangible shareholders' equity of 25.38% and an efficiency ratio of 48.9%.

     "We   are  very  pleased   to   report   strong  first  quarter  earnings,"
said Chairman and Chief Executive Officer John A. Allison. "We believe that our financial results this quarter reflect solid progress toward our goal of consistently performing among the top 5% of bank holding companies. In its March 29 issue, Business Week magazine named BB&T as the second highest performing S&P 500 bank holding company in the country, based on strength in revenues, profitability, return to shareholders and return on equity. This recognition indicates that we are succeeding in our efforts."

     During the first quarter, BB&T announced plans to expand its franchise to Georgia, West Virginia and Kentucky, and further expand its presence in Maryland and Virginia. On Jan. 27, 1999, BB&T announced plans to acquire First Citizens Corporation (First Citizens) of Newnan, Ga. First Citizens, with approximately $421 million in assets, conducts its operations through 13 branches and one mortgage office in south metro Atlanta. This acquisition provides BB&T with an initial entry into the largest metropolitan statistical area in the Southeast and a major financial center on the East Coast.

     On Jan. 28, 1999, BB&T announced an agreement to merge with Mason-Dixon Bancshares Inc. (Mason-Dixon) of Westminster, Md. Mason-Dixon, with approximately $1.1 billion in assets, operates 23 full-service banking offices, 12 consumer finance offices and three mortgage loan offices in Maryland.

     On Feb. 25, 1999, BB&T announced plans to acquire Matewan BancShares Inc. (Matewan) of Williamson, W.Va. Matewan, with approximately $676 million in assets, operates 22 banking offices and one mortgage loan office in southwestern Virginia, southern West Virginia and eastern Kentucky.

     BB&T completed two significant mergers during the first quarter. On March 5, 1999, BB&T consummated its merger with MainStreet. With $2.3 billion in assets, MainStreet operates 46 full-service banking offices in Virginia and three in Maryland. The transaction increases the size of BB&T's Virginia / metro Washington, D.C. operations to approximately $6.6 billion in assets. On March 26, 1999, BB&T completed its purchase of Scott & Stringfellow Financial, Inc., an investment banking and retail brokerage firm based in Richmond, Va. Scott & Stringfellow manages more than $10 billion in assets for its customers through 32 offices located in the Carolinas, Virginia and West Virginia.

     BB&T Insurance Services continued to expand its agency network during the first quarter. The acquisition of Huffines-Russell Insurance Agency, an independent agency located in metro Atlanta, Ga., was completed on March 1, 1999, and the proposed acquisition of Old Dominion Insurance Services, which has offices in Radford, Pulaski and Christiansburg, Va., was announced on March 15.

     "Among our primary objectives for 1999 is the pursuit of strategic mergers and acquisitions that are advantageous to BB&T and make sense from an economic perspective. Our announced acquisitions during the first quarter are consistent with our stated growth strategy and will add to the overall value of our franchise," said Allison.

     At March 31, 1999, BB&T had $37.8 billion in assets and 581 banking offices in the Carolinas, Virginia, Maryland and Washington, D.C. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T's common stock on April 9 was $37.44 per share.





                          QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                             Senior Vice President        (336) 733-3058
                                     Page 3                                        Investor Relations         FA(336) 733-3132

                                                                    For the Three Months Ended         Increase (Decrease)
(Dollars in thousands, except per share data)                       3/31/1999       3/31/1998            $              %
INCOME STATEMENT

   Interest income - taxable equivalent                              $ 685,337      $ 655,689        $ 29,648           4.5 %
   Interest expense                                                    322,779        320,784           1,995            .6

   Net interest income - taxable equivalent                            362,558        334,905          27,653           8.3

   Less: Taxable equivalent adjustment                                  18,181         15,565           2,616          16.8

     Net interest income                                               344,377        319,340          25,037           7.8

   Provision for loan & lease losses                                    20,000         23,438          (3,438)        (14.7)

     Net interest income after provision for loan
      & lease losses                                                   324,377        295,902          28,475           9.6

   Noninterest income                                                  161,184        125,424          35,760          28.5
   Noninterest expense                                                 281,808        245,016          36,792          15.0

   Income before income taxes                                          203,753        176,310          27,443          15.6
   Provision for income taxes                                           65,330         55,865           9,465          16.9

     Net income                                                      $ 138,423      $ 120,445        $ 17,978          14.9 %

PER SHARE DATA

   Basic earnings                                                        $ .45          $ .40           $ .05          12.5 %
   Diluted earnings                                                        .44            .39             .05          12.8

   Weighted average shares -                           Basic       306,466,263    304,867,015
                                                     Diluted       312,553,659    311,282,640
   Dividends paid on common shares                                      $ .175         $ .155           $ .02          12.9 %
PERFORMANCE RATIOS

   Return on average assets                                               1.53 %         1.47 %
   Return on average equity                                              19.11          18.43
   Net yield on earning assets (taxable equivalent)                       4.28           4.33
   Efficiency (taxable equivalent) *                                      50.7           51.6


                                                                    For the Three Months Ended         Increase (Decrease)
(Dollars in thousands, except per share data)                       3/31/1999       3/31/1998            $              %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                              $ 685,337      $ 655,689        $ 29,648           4.5 %
   Interest expense                                                    322,779        320,784           1,995            .6

   Net interest income - taxable equivalent                            362,558        334,905          27,653           8.3

   Less: Taxable equivalent adjustment                                  18,181         15,565           2,616          16.8

     Net interest income                                               344,377        319,340          25,037           7.8

   Provision for loan & lease losses                                    20,000         23,438          (3,438)        (14.7)

     Net interest income after provision for loan & lease losses       324,377        295,902          28,475           9.6

   Noninterest income                                                  161,184        125,424          35,760          28.5
   Noninterest expense                                                 265,967        237,201          28,766          12.1

   Income before income taxes                                          219,594        184,125          35,469          19.3
   Provision for income taxes                                           70,785         57,657          13,128          22.8

     Net income excluding nonrecurring items                           148,809        126,468          22,341          17.7

     Nonrecurring items, net of tax                                     10,386          6,023           4,363            NM

     Net income                                                      $ 138,423      $ 120,445        $ 17,978          14.9 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                                        $ .49          $ .41           $ .08          19.5 %
   Diluted earnings                                                        .48            .41             .07          17.1

   Weighted average shares -                           Basic       306,466,263    304,867,015
                                                     Diluted       312,553,659    311,282,640
   Dividends paid on common shares                                      $ .175         $ .155           $ .02          12.9 %

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                               1.65 %         1.54 %
   Return on average equity                                              20.54          19.35
   Net yield on earning assets (taxable equivalent)                       4.28           4.33
   Efficiency (taxable equivalent) *                                      50.7           51.6

CASH BASIS PERFORMANCE**

   Net income excluding nonrecurring items                           $ 157,605      $ 131,599        $ 26,006          19.8 %
   Diluted earnings per share                                              .50            .42             .08          19.0
   Return on average tangible assets                                      1.77 %         1.61 %
   Return on average tangible equity                                     25.38          22.05
   Efficiency ratio (taxable equivalent) *                                48.9           50.4


NOTES:   Applicable  ratios  are  annualized.  All  per  share  data (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.
         NM - not meaningful.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.  Cash basis performance ratios exclude the effect of amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.


                          QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                             Senior Vice President        (336) 733-3058
                                     Page 4                                        Investor Relations         FA(336) 733-3132

                                                                 As of / For the Three Months Ended    Increase (Decrease)
(Dollars in thousands)                                              3/31/1999       3/31/1998            $              %
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                                  $ 10,017,923    $ 8,853,193     $ 1,164,730          13.2 %

   Commercial loans & leases                                        12,472,260     10,628,824       1,843,436          17.3
   Consumer loans                                                    6,093,657      5,602,130         491,527           8.8
   Revolving credit loans                                              534,494        505,976          28,518           5.6
   Mortgage loans                                                    5,862,814      6,132,840        (270,026)         (4.4)
   Other loans                                                          12,854         14,879          (2,025)        (13.6)

     Total loans & leases                                           24,976,079     22,884,649       2,091,430           9.1

   Allowance for loan & lease losses                                   337,983        301,191          36,792          12.2
   Other earning assets                                                252,605        240,373          12,232           5.1

     Total earning assets                                           35,198,756     31,896,463       3,302,293          10.4

     Total assets                                                   37,791,490     34,243,806       3,547,684          10.4

   Noninterest-bearing deposits                                      3,352,359      3,111,570         240,789           7.7
   Savings & interest checking                                       1,698,423      2,066,501        (368,078)        (17.8)
   Money rate savings                                                7,080,509      5,638,305       1,442,204          25.6
   Certificates of deposit & other time deposits                    11,402,439     10,669,163         733,276           6.9
   Other deposits                                                      880,405        996,077        (115,672)        (11.6)

     Total deposits                                                 24,414,135     22,481,616       1,932,519           8.6

   Short-term borrowed funds                                         4,668,966      4,653,550          15,416            .3
   Long-term debt                                                    5,187,639      3,942,804       1,244,835          31.6

     Total interest-bearing liabilities                             30,918,381     27,966,400       2,951,981          10.6

     Total shareholders' equity                                    $ 2,948,357     $2,645,580      $  302,777          11.4 %

   Average balances

   Securities, at amortized cost                                   $ 9,146,135    $ 8,511,489      $  634,646           7.5 %

   Commercial loans & leases                                        12,174,190     10,514,562       1,659,628          15.8
   Consumer loans                                                    6,029,609      5,582,899         446,710           8.0
   Revolving credit loans                                              529,330        510,771          18,559           3.6
   Mortgage loans                                                    6,101,682      5,769,652         332,030           5.8
   Other loans                                                           3,601          4,449            (848)        (19.1)

     Total loans & leases                                           24,838,412     22,382,333       2,456,079          11.0

   Other earning assets                                                126,241        236,579        (110,338)        (46.6)

     Total earning assets                                           34,110,788     31,130,401       2,980,387           9.6

     Total assets                                                   36,610,535     33,292,545       3,317,990          10.0

   Noninterest-bearing deposits                                      3,283,300      2,904,866         378,434          13.0
   Savings & interest checking                                       1,784,789      2,052,704        (267,915)        (13.1)
   Money rate savings                                                6,848,137      5,443,807       1,404,330          25.8
   Certificates of deposit & other time deposits                    11,427,555     10,845,751         581,804           5.4
   Other deposits                                                      775,542        859,627         (84,085)         (9.8)

     Total deposits                                                 24,119,323     22,106,755       2,012,568           9.1

   Short-term borrowed funds                                         3,988,764      4,145,971        (157,207)         (3.8)
   Long-term debt                                                    4,973,629      3,890,169       1,083,460          27.9

     Total interest-bearing liabilities                             29,798,416     27,238,029       2,560,387           9.4

     Total shareholders' equity                                    $ 2,937,838    $ 2,650,444      $  287,394          10.8 %

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.



                          QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                             Senior Vice President        (336) 733-3058
                                     Page 5                                        Investor Relations         FA(336) 733-3132

                                                                         As of / For the Quarter Ended
(Dollars in thousands, except per share data)     3/31/1999        12/31/1998       9/30/1998       6/30/1998      3/31/1998
INCOME STATEMENTS EXCLUDING
   NONRECURRING ITEMS

   Interest income - taxable equivalent

   Interest & fees on loans & leases               $ 533,480         $ 540,624      $ 534,161       $ 521,240     $ 507,411
   Interest & dividends on securities                150,400           153,180        142,005         144,899       144,875
   Interest on short-term investments                  1,457             2,367          2,298           3,018         3,403
     Total interest income - taxable equivalent      685,337           696,171        678,464         669,157       655,689

   Interest expense

   Interest on deposits                              209,759           217,404        214,244         213,175       209,292
   Interest on short-term borrowed funds              46,262            51,649         52,767          59,607        54,594
   Interest on long-term debt                         66,758            66,463         63,287          56,898        56,898
     Total interest expense                          322,779           335,516        330,298         329,680       320,784

   Net interest income - taxable equivalent          362,558           360,655        348,166         339,477       334,905

   Less: Taxable equivalent adjustment                18,181            18,003         16,490          16,016        15,565

     Net interest income                             344,377           342,652        331,676         323,461       319,340

   Provision for loan & lease losses                  20,000            17,764         21,229          23,038        23,438

     Net interest income after provision for
      loan & lease losses                            324,377           324,888        310,447         300,423       295,902

   Noninterest income

   Service charges on deposits                        47,624            45,184         43,881          43,324        42,458
   Mortgage banking activities                        32,798            18,309         22,703          23,261        15,397
   Trust revenue                                      12,714            12,172         11,043           8,991         8,731
   Agency insurance commissions                       16,882            13,499         12,399          12,231        14,057
   Other insurance commissions                         2,846             3,469          2,849           3,265         3,016
   Other nondeposit fees & commissions                30,078            29,833         29,412          28,187        25,513
   Securities gains, net                                  61             1,774          2,114           1,293         2,501
   Other income                                       18,181            18,321         16,576          14,115        13,751

     Total noninterest income                        161,184           142,561        140,977         134,667       125,424

   Noninterest expense

   Personnel expense                                 135,690           132,640        126,779         124,776       121,239
   Occupancy & equipment expense                      44,176            38,935         41,308          41,731        38,761
   Foreclosed property expense                           711               418            270             724           868
   Amortization of intangibles & servicing rights     15,836            16,689         11,283          11,238        10,262
   Other noninterest expense                          69,554            74,876         71,763          69,439        66,071

     Total noninterest expense                       265,967           263,558        251,403         247,908       237,201

   Income before income taxes                        219,594           203,891        200,021         187,182       184,125
   Provision for income taxes                         70,785            64,282         63,189          59,143        57,657

     Net income                                    $ 148,809         $ 139,609      $ 136,832       $ 128,039     $ 126,468

PER SHARE DATA EXCLUDING
   NONRECURRING ITEMS

   Basic earnings                                  $     .49         $     .45      $     .45       $     .42     $     .41
   Diluted earnings                                      .48               .45            .45             .41           .41
   Dividends paid on common shares                      .175              .175           .175            .155          .155
   Book value per common share                     $    9.59         $    9.53      $    9.48       $    8.70     $    8.68

PERFORMANCE RATIOS EXCLUDING
   NONRECURRING ITEMS

   Return on average assets                             1.65 %            1.53 %         1.59 %          1.50 %        1.54 %
   Return on average equity                            20.54             18.85          20.71           19.52         19.35
   Net yield on earning assets (taxable
    equivalent)                                         4.28              4.28           4.36            4.25          4.33
   Efficiency (taxable equivalent) *                    50.7              52.5           51.6            52.3          51.6
   Noninterest income as a percentage of total
     income (taxable equivalent) *                      30.8              28.1           28.5            28.2          26.8
   Equity as a percentage of total assets
     end of period                                       7.8               8.0            8.1             7.7           7.7
   Average earning assets as a percentage
     of average total assets                            93.2              92.9           93.6            93.7          93.5
   Average loans & leases as a percentage
     of average deposits                               103.0             102.3          103.4           102.6         101.2

CASH BASIS PERFORMANCE**

   Net income excluding nonrecurring items         $ 157,605         $ 148,031      $ 142,664       $ 133,473     $ 131,599
   Diluted earnings per share                            .50               .47            .47             .43           .42
   Return on average tangible assets                    1.77 %            1.64 %         1.68 %          1.58 %        1.61 %
   Return on average tangible equity                   25.38             23.25          23.98           22.38         22.05
   Efficiency ratio (taxable equivalent) *              48.9              50.8           50.4            51.1          50.4

NOTES:   Applicable  ratios  are  annualized.  All  per  share  data (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items for all periods.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.  Cash basis performance ratios exclude the effect of amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles.




                          QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                             Senior Vice President        (336) 733-3058
                                     Page 6                                        Investor Relations         FA(336) 733-3132

                                                                                 As of / For the Quarter Ended
(Dollars in thousands)                          3/31/1999        12/31/1998       9/30/1998       6/30/1998      3/31/1998
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                $ 10,017,923      $  8,973,093    $ 9,190,255    $  8,468,000   $ 8,853,193

   Commercial loans & leases                      12,472,260        11,948,222     11,502,619      10,970,315    10,628,824
   Consumer loans                                  6,093,657         5,953,155      5,893,935       5,691,420     5,602,130
   Revolving credit loans                            534,494           537,628        516,612         521,458       505,976
   Mortgage loans                                  5,862,814         6,270,581      6,252,524       6,136,786     6,132,840
   Other loans                                        12,854             8,882          9,907          12,364        14,879

     Total loans & leases                         24,976,079        24,718,468     24,175,597      23,332,343    22,884,649

   Allowance for loan & lease losses                 337,983           330,615        328,244         308,968       301,191
   Other earning assets                              252,605           112,141        253,526         199,359       240,373
     Total earning assets                         35,198,756        33,704,364     33,459,563      31,916,121    31,896,463

     Total assets                                 37,791,490        36,388,330     35,964,038      34,276,386    34,243,806

   Noninterest-bearing deposits                    3,352,359         3,465,362      3,256,957       3,208,650     3,111,570
   Savings & interest checking                     1,698,423         1,783,491      1,832,917       1,845,448     2,066,501
   Money rate savings                              7,080,509         7,021,556      6,131,830       5,897,146     5,638,305
   Certificates of deposit & other
    time deposits                                 11,402,439        11,349,083     11,323,119      11,295,291    10,669,163
   Other deposits                                    880,405           638,676        788,392         559,057       996,077

     Total deposits                               24,414,135        24,258,168     23,333,215      22,805,592    22,481,616

   Short-term borrowed funds                       4,668,966         3,707,333      4,518,138       4,035,630     4,653,550
   Long-term debt                                  5,187,639         4,964,797      4,614,203       4,284,910     3,942,804

     Total interest-bearing liabilities           30,918,381        29,464,936     29,208,599      27,917,482    27,966,400

     Total shareholders' equity                    2,948,357         2,923,888      2,913,498       2,633,798     2,645,580

   Goodwill                                          469,679           391,925        398,148         245,566       224,785
   Core deposit & other intangibles                    7,879             7,820          6,658           7,010         7,000

     Total intangibles                               477,558           399,745        404,806         252,576       231,785

     Mortgage servicing rights                       116,741           101,277         98,433          87,519        72,353

     Negative goodwill                          $     25,189      $     26,749    $    28,310    $     29,871   $    31,431

   Average balances

   Securities, at amortized cost                $  9,146,135      $  9,151,670    $ 8,376,487    $  8,630,609   $ 8,511,489

   Commercial loans & leases                      12,174,190        11,676,077     11,174,578      10,792,236    10,514,562
   Consumer loans                                  6,029,609         5,922,789      5,730,569       5,664,113     5,582,899
   Revolving credit loans                            529,330           516,362        508,348         500,918       510,771
   Mortgage loans                                  6,101,682         6,185,505      5,887,294       6,182,014     5,769,652
   Other loans                                         3,601             5,783          7,921           7,048         4,449

     Total loans & leases                         24,838,412        24,306,516     23,308,710      23,146,329    22,382,333

   Other earning assets                              126,241           163,996        166,276         216,175       236,579

     Total earning assets                         34,110,788        33,622,182     31,851,473      31,993,113    31,130,401

     Total assets                                 36,610,535        36,178,328     34,038,818      34,148,967    33,292,545

   Noninterest-bearing deposits                    3,283,300         3,335,109      3,141,416       3,069,532     2,904,866
   Savings & interest checking                     1,784,789         1,864,734      1,864,715       1,959,573     2,052,704
   Money rate savings                              6,848,137         6,402,529      5,944,744       5,750,932     5,443,807
   Certificates of deposit & other
    time deposits                                 11,427,555        11,329,463     10,641,446      10,916,926    10,845,751
   Other deposits                                    775,542           822,919        940,513         865,103       859,627

     Total deposits                               24,119,323        23,754,754     22,532,834      22,562,066    22,106,755

   Short-term borrowed funds                       3,988,764         4,153,424      3,941,189       4,495,242     4,145,971
   Long-term debt                                  4,973,629         4,749,282      4,393,450       3,903,859     3,890,169

     Total interest-bearing liabilities           29,798,416        29,322,351     27,726,057      27,891,635    27,238,029

     Total shareholders' equity                 $  2,937,838      $  2,938,976    $ 2,621,143    $  2,631,041   $ 2,650,444

RISK-BASED CAPITAL*

   Risk-based capital:
     Tier 1                                     $  2,486,137      $  2,508,490    $ 2,452,529    $  2,371,459   $ 2,411,180
     Total                                         3,620,978         3,629,292      3,569,019       3,511,801     3,184,480
   Risk-based capital ratios:
     Tier 1                                              9.7 %            10.3 %         10.5 %          10.5 %        10.8 %
     Total                                              14.1              15.0           15.3            15.6          14.3
   Leverage capital ratio                                6.9               7.0            7.3             7.0           7.3

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable  ratios  are  annualized.  All  per  share data  (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         * Current quarter estimated.



                          QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                             Senior Vice President        (336) 733-3058
                                     Page 7                                        Investor Relations         FA(336) 733-3132

                                                                           As of / For the Quarter Ended
(Dollars in thousands, except per share data)     3/31/1999        12/31/1998       9/30/1998       6/30/1998      3/31/1998
ASSET QUALITY ANALYSIS

   Allowance For Loan & Lease Losses
     Beginning balance                          $    330,615      $    328,244    $   308,968    $    301,191   $   292,667
     Allowance for acquired loans                          -                 -         15,542           1,269           858
     Provision for loan & lease losses                20,000            22,765         21,229          23,038        23,438
      Charge-offs                                    (18,259)          (25,582)       (22,835)        (21,739)      (21,465)
      Recoveries                                       5,627             5,188          5,340           5,209         5,693
     Net charge-offs                                 (12,632)          (20,394)       (17,495)        (16,530)      (15,772)
      Ending balance                            $    337,983      $    330,615    $   328,244    $    308,968   $   301,191

   Nonperforming Assets
     Nonaccrual loans & leases                  $     86,457      $     88,847    $    89,067    $     84,062   $    97,938
     Foreclosed real estate                           18,969            17,428         21,778          20,761        17,072
     Other foreclosed property                        10,539            11,548         11,669          14,189        14,878
     Restructured loans                                  520               522            525             528             -
      Nonperforming assets                      $    116,485      $    118,345    $   123,039    $    119,540   $   129,888

     Loans 90 days or more past due
      & still accruing                          $     40,948      $     54,226    $    51,107    $     52,881   $    46,864

   Asset Quality Ratios
     Nonaccrual loans & leases as a
      percentage of total loans & leases                 .35 %             .36 %          .37 %           .36 %         .43 %
     Nonperforming assets as a percentage of:
      Total assets                                       .31               .33            .34             .35           .38
      Loans & leases plus
        foreclosed property                              .47               .48            .51             .51           .57
     Net charge-offs as a percentage of
      average loans & leases                             .21               .33            .30             .29           .29
     Allowance for loan & lease losses as
      a percentage of loans & leases                    1.35              1.34           1.36            1.32          1.32
     Ratio of allowance for loan & lease losses to:
      Net charge-offs                                   6.60 x            4.09 x         4.73 x          4.66 x        4.71 x
      Nonaccrual and restructured loans & leases        3.89              3.70           3.66            3.65          3.08

MEMO ITEMS

   Unrealized appreciation on securities
     available for sale, net of tax             $     29,737      $     60,974    $    97,462    $     51,818   $    49,688
   Common stock prices (daily close):
                                          High         40.44             40.63          36.03           34.06         33.84
                                           Low         34.94             27.31          28.00           32.03         29.03
                                 End of period         36.19             40.31          29.94           33.81         33.84
   Weighted average shares -             Basic   306,466,263       307,145,230    300,907,991     302,781,582   304,867,015
                                       Diluted   312,553,659       313,463,399    306,675,982     309,028,401   311,282,640
   End of period shares outstanding*             307,297,316       306,963,976    307,475,558     151,290,516   152,338,669
   End of period banking offices                         581               583            589             571           573


NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable  ratios  are  annualized.  All  per  share  data (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         *End of period shares reflect the 2-for-1 stock split following the August 3, 1998, effective date.  Shares reflected prior to the effective date are stated as originally reported.


                          QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                             Senior Vice President        (336) 733-3058
                                     Page 8                                        Investor Relations         FA(336) 733-3132

                                                                               For the Quarter Ended
                                                  3/31/1999        12/31/1998       9/30/1998       6/30/1998      3/31/1998
INTEREST YIELDS/RATES (Taxable equivalent)

   Interest income:
   Securities*                                          6.59 %            6.69 %         6.77 %          6.72 %        6.83 %
   Loans & leases                                       8.68              8.84           9.11            9.03          9.17
   Other earning assets                                 4.68              5.73           5.48            5.60          5.83

     Total earning assets*                              8.11              8.24           8.47            8.38          8.50

   Interest expense:
   Interest-bearing deposits                            4.08              4.22           4.38            4.39          4.42
   Short-term borrowed funds                            4.70              4.93           5.31            5.32          5.34
   Long-term debt                                       5.41              5.58           5.74            5.84          5.89

     Total interest-bearing liabilities                 4.39              4.54           4.73            4.74          4.77

   Net yield on earning assets                          4.28 %            4.28 %         4.36 %          4.25 %        4.33 %

NOTE:    *Yields calculated based on securities at amortized cost.


                                                                                           As of
(Dollars in thousands)                                                                   3/31/1999
DERIVATIVES: INTEREST RATE SWAPS, CAPS, FLOORS & COLLARS
                                                                   Notional          Receive          Pay        Unrealized
   Type                                                             Amount            Rate            Rate      Gains (Losses)

   Receive fixed swaps                                            $    770,000           6.35 %          4.99 % $    27,270
   Pay fixed swaps                                                   1,197,893           5.00            5.67        (1,168)
   Basis swaps                                                          50,000           4.95            4.97            (3)
   Caps, floors & collars                                            1,247,250              -               -           349

   Total                                                          $  3,265,143           5.51 %          5.39 % $    26,448

                                                                                    One Year         One to         After
   Contractual Maturity Schedule                                     Total           or Less       Five Years    Five Years

   Receive fixed swaps                                            $    770,000    $   200,000    $    295,000   $   275,000
   Pay fixed swaps                                                   1,197,893      1,001,646         108,954        87,293
   Basis swaps                                                          50,000         50,000               -             -
   Caps, floors & collars                                            1,247,250        500,000         747,250             -

   Total                                                          $  3,265,143    $ 1,751,646    $  1,151,204   $   362,293

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BB&T CORPORATION
                                                   (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                                Sherry A. Kellett
                                 Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)

Date:  April 12, 1999